Exhibit 99.3

1Q2019Earnings Call 15 February 2019 1 22 Exhibit 99.3 (Furnished herewith)

Safe Harbor Statement & Disclosures The earnings call and accompanying material include forward-looking comments and information concerning the company’s plans and projections for the future, including estimates and assumptions with respect to economic, political, technological, weather, market acceptance, acquisitions and divestitures of businesses, anticipated transaction costs, the integration of new businesses, anticipated benefits of acquisitions, and other factors that impact our businesses and customers. They also may include financial measures that are not in conformance with accounting principles generally accepted in the United States of America (GAAP). Words such as “forecast,” “projection,” “outlook,” “prospects,” “expected,” “estimated,” “will,” “plan,” “anticipate,” “intend,” “believe,” or other similar words or phrases often identify forward-looking statements. Actual results may differ materially from those projected in these forward-looking statements based on a number of factors and uncertainties. Additional information concerning factors that could cause actual results to differ materially is contained in the company’s most recent Form 8-K and periodic report filed with the U.S. Securities and Exchange Commission, and is incorporated by reference herein. Investors should refer to and consider the incorporated information on risks and uncertainties in addition to the information presented here. The company, except as required by law, undertakes no obligation to update or revise its forward-looking statements whether as a result of new developments or otherwise. The call and accompanying materials are not an offer to sell or a solicitation of offers to buy any of the company’s securities. Non-GAAP Financial Measures This presentation includes the following non-GAAP financial measures on an historical and forecasted basis: adjusted net income and adjusted diluted EPS. Please refer to the supplemental information located at the end of this presentation for a reconciliation of these historical and forecasted non-GAAP financial measures to the most directly comparable historical and forecasted GAAP financial measures and other important information. 23 2

1Q 2019 Overview Net Sales 16% $6,941 (equipment operations) Diluted EPS ($ per share) $1.54 Note: Wirtgen’s results were included in the Company’s consolidated financial statements beginning on the acquisition date of 1 December 2017. incorporated with the Company’s results using a 30-day lag period and are included in the construction and forestry segment. The results are 3 24 Net Income (attributable to Deere & Company)$498 1Q 2019 ($ millions except where noted)1Q 2019vs. 1Q 2018 Net Sales & Revenues$7,98415%

1Q 2019 Overview Equipment Operations Price realization 5 points Currency translation 3 points Wirtgen 7 points Note: Wirtgen’s results are included for the entire first-quarter period of 2019 while the prior period reflected one month. The two additional months increased the company’s net sales results in the current quarter by about 7%. 25 4 1Q 2019 vs. 1Q 2018 Net Sales16%

Worldwide Agriculture 1Q 2019 Overview & Turf Operating Profit* 10% $348 *1Q 2019 operating profit impacted by: Production costs Warranty costs Product mix Research & development Price realization Shipment volumes - - - - + + costs 26 5 1Q 2019 ($ millions)1Q 2019vs. 1Q 2018 Net Sales$4,68110%

Global Stocks-to-Use Ratios 60% 120% 50% 100% 40% 80% 30% 60% 20% 40% 10% 20% 0% 0% 1994 1997 2000 2003 2006 2009 2012 2015 2018P Source: USDA, 8 February 2019 27 6 Cotton Ratios Wheat Corn Cotton Soybeans

U.S. Principal Crop Cash Receipts 160 140 120 100 80 60 40 20 0 2006 2007 2008 2009 2010 2011 Feed Crops 2012 2013 2014 2015 USDA Aid* 2016 2017F 2018F 2019F Food Grains Cotton Oil Crops *USDA Aid includes only the ~$8B crop aid payment Note: USDA authorized a one-time $12B aid package to assist farmers from the trade dispute impact, with $8B authorized to be distributed to farmers for crop aid via direct payment. 7 Source: Deere forecast, February 2019 28 $ Billions

Agriculture & Turf
Industry Outlook

	Fiscal 2019 Forecast	Previous Forecast
U.S. and Canada Ag	**Flat to up 5%**	Flat to up 5%
EU 28 Ag	**~ Flat**	~ Flat
South America Ag (tractors and combines)	**Flat to up 5%**	Flat to up 5%
Asia Ag	**Flat to slightly down**	Flat to slightly down
U.S. and Canada Turf and Utility	**Flat to up 5%**	Flat to up 5%

Source: Deere & Company forecast as of 15 February 2019

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Worldwide Agriculture & Turf Deere & Company Outlook Currency translation ~ 2% ~ 2% Source: Deere & Company forecast as of 15 February 2019 30 9 Fiscal 2019Previous ForecastForecast Net Sales~ 4%~ 3%

Worldwide Construction 1Q 2019 Overview & Forestry Operating Profit* 616% $229 *1Q 2019 operating profit impacted by: + + - - Price realization Wirtgen Production costs Product mix 31 10 1Q 2019 ($ millions)1Q 2019vs. 1Q 2018 Net Sales$2,26031%

Worldwide Construction & Forestry

U.S. Economic Indicators

	Fiscal 2019 Forecast	Previous Forecast
GDP Growth	↑	↑
Housing Starts (thousands)	↔	↔
Total Construction Investment	↑	↑
Government Construction Investment	↑	↑
Global Transportation Investment	↑	↑
Crude Oil Price	↔	↔

Source: IHS Markit, Calendar Year Estimates – January 2019

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Worldwide Construction & Forestry Deere & Company Outlook Currency translation ~ 2 points ~ 2 points Wirtgen ~ 4 points ~ 5 points * Includes 12 months of Wirtgen sales, vs 10 months in fiscal 2018 Source: Deere & Company forecast as of 15 February 2019 33 12 Fiscal 2019Previous Forecast*Forecast* Net Sales~ 13%~ 15%

JDF Mission Supporting Business Enable growth of John Deere sales by: - Deepening customer relationships Strengthening distribution channels delivering consistent, - While sustainable earnings, managing and maximizing enterprise SVA risk, Cory Reed President, John Deere Financial 34

Portfolio Composition by Segment John Deere Financial Services Portfolio Composition by Geography Portfolio Composition by Product Note: Information above includes all Deere & Company lending activities worldwide. ~$43 billion Net Portfolio owned as of 28 October 2018 35 A&T 83% C&F 17% Installment and Finance Lease 53% Wholesale/ Floorplan 21% Revolving Credit 9% Operating Lease 17% U.S. 73% Canada 11% Europe 5% Latin America 6% Australia 3% Asia 2%

Worldwide Financial Services Credit Loss History Provision for Credit Losses / Average Owned Portfolio 2.0% 1.5% 1.0% 0.5% 0.0% 1993 1995 1997 1999 2001 2003 2005 2007 2009 2011 2013 2015 2017 2019F Source: Deere & Company forecast as of 15 February 2019 36 15 0.17% 15 Year Average

Worldwide Financial Services Source: Deere & Company forecast as of 15 February 2019 37 16 Fiscal 2019Previous ($ millions)1Q 2019ForecastForecast Net Income (attributable to Deere & Company)$154~$630~ $630

Consolidated Trade Receivables & Inventory Construction & Forestry $770 ~ $175 Total (constant exchange) $2,125 ~ $175 * Change at 27 January 2019 vs. 28 January 2018 **Change at 3 November 2019 vs. 28 October 2018 Note: Before the sale of receivables to John Deere Financial Source: Deere & Company forecast as of 15 February 2019 17 38 Total (as reported)$1,601~ $200 Fiscal 2019 ($ millions)1Q 2019*Forecast** Agriculture & Turf$831~ $25

Cost and Expenses Equipment Operations Research and Development ~ 6% 14% ~ 5% Source: Deere & Company forecast as of 15 February 2019 (previous forecast as of 21 November 2018) 39 18 SA&G Expense9%~ 7%~ 7% Fiscal 2019Previous ($ millions)1Q 2019ForecastForecast COS (percent of Net Sales)78%~75%~75%

Income Taxes Equipment Operations Source: Deere & Company forecast as of 15 February 2019 40 19 Fiscal 2019Previous 1Q 2019ForecastForecast Effective Tax Rate30%24-26%25-27%

Net Operating Cash Flows Equipment Operations Fiscal 2019 Forecast* ~ $4.4 billion $5,000 $4,000 $3,000 $2,000 $1,000 $0 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019F * Previous forecast ~$4.8 billion Note: 2010-2016 adjusted with the adoption of FASB ASU No. 2016-09 “Improvements to Employee Share-Based Payment Accounting” Source: Deere & Company forecast as of 15 February 2019 (previous forecast as of 21 November 2018) 41 20 $ Millions

Deere & Company Outlook Fiscal 2019 Forecast Price realization ~ 3 points ~ 3 points Currency translation ~ 2 points ~ 2 points Wirtgen ~ 1 point ~ 2 points Source: Deere & Company forecast as of 15 February 2019 42 21 Net Income (attributable to Deere & Company)~ $3.6~ $3.6 Fiscal 2019Previous ($ billions except where noted)ForecastForecast Net Sales (equipment operations)~ 7%~ 7%

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Share Repurchase As Part of Publicly Announced Plans 36% net share reduction since 2004 Share Repurchase 2004– 1Q 2019: 40 $3.0 Cumulative cost of repurchases Shares repurchased $17.5 billion 252.0 million $2.5 30 $2.0 20 $1.5 December 2013 authorization of $8 billion: Amount remaining $2.2 billion $1.0 10 $0.5 27 January 2019 period ended basic shares 1Q 2019 average diluted shares 318.5 million 322.7 million 0 $0.0 2005 2007 2009 2011 2013 2015 20172019 Shares Repurchased Amount Spent * All shares adjusted for two-for-one stock split effective 26 November 2007 44 23 $ Billions Millions of Shares*

THE JOHN DEERE STRATEGY OUR PURPOSE Committed to those linked to the land OUR ASPIRATIONS Realizing sustainable SVA growth through innovation and disciplined expansion. A GLOBAL LEADER IN CONSTRUCTION EQUIPMENT SOLUTIONS OUTPACE INDUSTR Y IN GROWTH 15% OPERATING MARGIN !AT M ID-CYCLE! 2 ASSET TURNS !AT MI D-CYCLEI GLOBAL AGRICULTURAL EQUIPMENT SOLUTIONS PREEMINENCE BEST-IN-CLASS INTEGRATED SOLUTIONS WORLD-CLASS DISTRIBUTION SYSTEM DELIVER MEASURABLE CUSTOMER VALUE TECHNOLOGY AND ANALYTICS LEADERSHIP CRITICAL SUCCESS FACTORS Further developing the capabilities essential to reaching our goals. WIN IN AFTERMARKET FOUNDATIONAL SUCCESS FACTORS Investing in the core strengths that have guided our success. INTEGRATED ENTERPRISE Leveraging the strengths and unique capabilities of three types of businesses through aligned, high-performance teamwork. CORE VALUES Unwavering adherence to the values that unite and differentiate us. 24 45

Other Information Equipment Operations Depreciation & Amortization ~ $1,025 ~ $1,050 Pension/OPEB Contributions ~ $200 ~ $200 Source: Deere & Company forecast as of 15 February 2019 46 25 Pension/OPEB Expense~ $120~ $120 Fiscal 2019Previous ($ millions)ForecastForecast Capital Expenditures~ $1,150~ $1,150

U.S. Farm Commodity Prices $20 $1.00 $16 $0.80 $12 $0.60 $8 $0.40 $4 $0.20 $0 $0.00 2004 2006 2008 2010 2012 2014 2016 2018 Source: USDA, 8 February 2019 47 26 Cotton - $ per Pound $ per Bushel Cotton Soybeans Wheat Corn

U.S. Farm Cash Receipts $500 $400 $300 $200 $100 $0 2001 2003 2005 2007 2009 2011 2013 2015 2017 2019F Crops Livestock Government Payments USDA Aid* *USDA Aid includes only the ~$8B crop aid payment Note: USDA authorized a one-time $12B aid package to assist farmers from the trade dispute impact, with $8B authorized to be distributed to farmers for crop aid via direct payment. Source: 2001–2017: USDA, 30 August 2018 27 2018F–2019F: Deere & Company forecast as of 15 February 2019 48 $ Billions

Economic Update EU 28 Dairy, Beef and Pork Prices €470 €420 €420 €360 €370 €300 €320 €240 €270 €180 €220 €120 2010 2013 2016 2019F Milk Beef meat 10yr avg Milk 10yr avg Pork meat Beef meat Pork meat 10yr avg Source: EU Com, LTO, January 2019 Deere & Company forecast as of 15 February 2019 49 28 Beef meat and Pork meat - € per 100 kg Milk - € per MT

Economic Brazil Update Crop Value of Production $150 $120 $90 $60 $30 $0 2009 2012 2015 2018F Includes key grains, ethanol, sugar Source: IHS Global Insight, February 2019 50 29 US$ Billions

January 2019 Retail Sales (Rolling 3 Months) and Dealer Inventories 2WD Tractors 1% Single digit (40 < 100 PTO hp) 4WD Tractors 4% More than the industry Combines 19% 16% * As reported by the Association of Equipment Manufacturers ** As reported to the Association of Equipment Manufacturers *** In units as a % of trailing 12 months retail sales, as reported to the Association of Equipment Manufacturers 51 30 Deere Dealer Inventories*** U.S. and Canada Ag20192018 2WD Tractors (100+ PTO hp)38%33% Combines17%More than the industry 2WD Tractors (100+ PTO hp)1%In line with the industry Retail Sales U.S. and Canada AgIndustry*Deere** 2WD Tractors (< 40 PTO hp)5%In line with the industry

January 2019 Retail Sales (Rolling 3 Months)

Retail Sales EU 28 Ag		Deere*
Tractors	⬌	Flat
Combines	⬆	High single digit

Retail Sales U.S. and Canada		Deere*
Selected Turf & Utility Equipment	⬆	Double digits
Construction & Forestry		
First-in-the-Dirt	⬆	Single digit
Settlements	⬇	Single digit

Based on internal sales reports

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Supplemental Statement of Consolidated Income Information Reconciliation of GAAP to Non-GAAP Financial Measures In addition to reporting financial results in conformity with accounting principles generally accepted in the United States (GAAP), the company also discusses non-GAAP measures that exclude adjustments related to U.S. tax reform. Net income attributable to Deere & Company and diluted earnings per share measures that exclude this item are not in accordance with nor a substitute for GAAP measures. The company believes that discussion of results excluding this item provides a useful analysis of ongoing operating trends. The table below provides a reconciliation of the non-GAAP financial measure with the most directly comparable GAAP financial measure for the three months and twelve months ended October 28, 2018. (Millions, except per-share amounts) (Unaudited) 53 32

Deere & Company’s 2Q 2019 earnings call is scheduled for 9:00 a.m. central time on Friday, 17 May 2019 54